Wells Fargo Passage Variable Annuity

Variable Account D

Union Security Insurance Company

File No. 33-73986

SUPPLEMENT DATED JUNE 6, 2007 TO THE PROSPECTUS DATED MAY 1, 2007

Effective July 27, 2007, the following changes are made to your prospectus:

HARTFORD GLOBAL LEADERS HLS FUND:

Hartford Global Leaders HLS Fund’s name will change to Hartford Global Growth HLS Fund. As a result, all references in the prospectus to “Hartford Global Leaders HLS Fund” are deleted and replaced with “Hartford Global Growth HLS Fund.”

This Supplement Should Be Retained With The Prospectus For Future Reference.

HV-6118